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                              UBS SERIES TRUST
                        TACTICAL ALLOCATION PORTFOLIO

                  Supplement to the Prospectus dated May 1, 2003


                                                           September 29, 2003


Dear Investor,

     The purpose of this supplement is to update the prospectus with respect to involuntary redemptions. The following language supplements the sub-section "Purchases and Redemptions" on page 9 of the prospectus:

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

                                                                Item No. ZS-221